UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2018

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20574	51-0340466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California 91301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (818) 871-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Results of the 2018 Stockholders’ Annual Meeting

The Cheesecake Factory Incorporated, (the “Company”) held its annual meeting of stockholders on May 31, 2018.  The final results of the vote taken for each proposal are as follows:

Proposal 1:   Election of Seven Directors.

Name	For	Against	Abstain	Broker Non-Votes
David Overton	37,408,701	704,332	125,230	4,363,590
Edie A. Ames	37,389,396	724,332	124,535	4,363,590
Alexander L. Cappello	35,993,793	2,118,988	125,482	4,363,590
Jerome I. Kransdorf	36,477,642	1,635,257	125,364	4,363,590
Laurence B. Mindel	37,016,508	1,096,009	125,746	4,363,590
David B. Pittaway	36,005,827	2,106,696	125,740	4,363,590
Herbert Simon	37,163,247	949,707	125,309	4,363,590

Proposal 2:   Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal Year 2018.

For	Against	Abstain	Broker Non-Votes
42,297,669	169,739	134,445	—

Proposal 3:   Non-Binding Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
37,466,916	537,056	234,291	4,363,590

ITEM 8.01                                        OTHER EVENTS

Election of Lead Director

Mr. Jerry Kransdorf’s term as Lead Director of the Board of Directors (the “Board”) was scheduled to expire at the 2018 annual meeting of stockholders. On May 30, 2018, subject to his re-election as a director by the Company’s stockholders at the 2018 annual stockholders’ meeting, the independent directors of the Company re-elected Mr. Kransdorf as Lead Director of the Board, to serve in that capacity until the 2019 annual meeting of stockholders or his successor has been elected. In light of the voting results, Mr. Kransdorf shall continue as the Board’s Lead Director, to serve in that capacity until the 2019 annual meeting of stockholders or his successor has been elected.

Presentation at the William Blair 38th Annual Growth Stock Conference

The Company today announced that it will present at the William Blair 38th Annual Growth Stock Conference in Chicago, Illinois on June 12, 2018 at 8:50 a.m. Central Time. David Gordon, President, and Matthew Clark, Executive Vice President and Chief Financial Officer, will present on behalf of the Company. The presentation will be webcast on the Company’s website at investors.thecheesecakefactory.com. A replay of the webcast will be available for 30 days following the live presentation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press Release dated June 4, 2018, entitled “The Cheesecake Factory to Present at the William Blair 38th Annual Growth Stock Conference”

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 4, 2018, entitled “The Cheesecake Factory to Present at the William Blair 38th Annual Growth Stock Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2018	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer